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                                   MAS FUNDS

    Supplement dated February 12, 1997 to Prospectuses dated January 31, 1997


     On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management of more than $100 billion in customer accounts. Morgan Stanley is the indirect parent of Miller Anderson & Sherrerd, LLP, the Fund's investment adviser.

     Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Miller Anderson & Sherrerd, LLP will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


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